UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	April 3, 2020 (March 30, 2020)

LINCOLNWAY ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-51764	20-1118105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

59511 W. Lincoln Highway, Nevada, Iowa	50201
(Address of Principal Executive Offices)	(Zip Code)

(515) 232-1010
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into Material Definitive Agreements

Preferred Membership Unit Purchase Agreement

Effective March 31, 2020, Lincolnway Energy, LLC (the “Company”) entered into a Preferred Membership Unit Purchase Agreement (the “MUPA”) with HALE, LLC (“HALE”), an affiliate of Husker Ag, LLC (“Husker Ag”).  Under the MUPA, HALE has purchased 42,049 new Class A Units of the Company for an aggregate price of $5,000,000, or $118.91 per Class A Unit.  Pursuant to the terms of those Class A Units, HALE, and by affiliation Husker Ag, will have the right to approve certain actions customary for holders of senior equity, more specifically set forth in the Fourth Amended and Restated Operating Agreement (as defined herein).  The Class A Units have equal rights to distributions as other units of the Company, but, for distributions as a result of a liquidation (and deemed liquidation) holders of Class A Units will first receive the amount of their capital contributions (reduced by the amount of distributions received) prior to any other unitholders receiving anything.  Additionally, the Class A Unit holders are entitled to appoint four of the seven directors on the Company’s board of directors.  As a condition to HALE’s obligations under the MUPA, the Company and HALE executed the Management Agreement (as defined herein), and the Company entered into the Fourth Amended and Restated Operating Agreement (as defined herein).

Amended and Restated Management Services Agreement

Effective April 1, 2020 (the “Effective Date”) Company entered into an Amended and Restated Management Services Agreement (the “Management Agreement”) with HALE, an affiliate of Husker Ag, which replaces and supersedes the original Management Services Agreement between the Company and Husker Ag previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 22, 2020.  Pursuant to the terms of the Management Agreement, HALE will provide management services to the Company’s ethanol facility located in Nevada, Iowa, including providing the Company with individuals to (a) serve as General Manager, Environmental and Safety Manager, Commodity Risk Manager, and to fill such other positions as may be necessary from time to time; and (b) perform the respective management services for each such position.

The initial term of the Management Agreement is twelve months from the Effective Date.  Upon expiration of the initial term, the Management Agreement will automatically renew for one-year periods unless either party provides notice of non-renewal at least ninety days prior to the expiration of the then-current term.  Either party may terminate the Management Agreement for cause as defined in the Management Agreement.  In the event of a change of control event pursuant to which a third party other than HALE or Husker Ag acquires control of the Company, either party has the right to terminate the Management Agreement upon ninety days written notice.

During the initial term of the Management Agreement, the Company will pay HALE a monthly fee of $36,000 for the management services.  The parties shall mutually agree upon the compensation for any renewal term prior to the expiration of the then-current term.  In the event the parties are unable to agree upon compensation for any renewal term, the Company shall pay HALE, on a monthly basis, an amount equal to 50% of the total salary, bonuses, benefits, expenses and costs incurred by the HALE and Husker Ag employees performing the services.  The monthly payment will be paid on an estimated basis with a true up calculation and payment occurring as soon as possible at the end of the applicable HALE fiscal year.

Third Amended and Restated Operating Agreement of Lincolnway Energy, LLC

Effective as of March 30, 2020, the Company entered into the Third Amended and Restated Operating Agreement of the Company (the “Third Amended and Restated Operating Agreement”).  The material terms of and changes made in the Third Amended and Restated Operating Agreement are discussed herein at “Item 3.03. Material Modification to Rights of Security Holders”.

Fourth Amended and Restated Operating Agreement of Lincolnway Energy, LLC

Effective as of April 1, 2020, the Company entered into the Fourth Amended and Restated Operating Agreement of the Company (the “Fourth Amended and Restated Operating Agreement”).  The material terms of and changes made in the Fourth Amended and Restated Operating Agreement are discussed herein at “Item 3.03. Material Modification to Rights of Security Holders”.

The foregoing descriptions of the MUPA, Management Agreement, Third Amended and Restated Operating Agreement, and Fourth Amended and Restated Operating Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the MUPA, Management Agreement, Third Amended and Restated Operating Agreement, and Fourth Amended and Restated Operating Agreement which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sale of Equity Securities

Effective March 31, 2020, pursuant to the MUPA, the Company sold 42,049 new Class A Units to HALE for an aggregate price of $5,000,000, or $118.91 per Class A Unit.  These securities were sold for cash consideration, and there were no underwriting discounts, sales commissions, or brokerage fees applied or paid in the transaction.  This transaction amounts to an unregistered sale of equity securities of the Company.

This sale was consummated in reliance on the exemption from registration found in Rule 506(b) of Regulation D, promulgated by the SEC under the Securities Act of 1933 (“Securities Act”).  The facts relied upon to make the exemption available are that (a) the securities were offered and sold exclusively to one accredited investor, as such term is defined in Rule 501 of Regulation D; (b) no general solicitations were made in connection with the offer or sale of the securities; (c) the securities bear the required statutory legend prescribing the restrictions on transfer and resale applicable to the securities as required by Section 502 of Regulation D; (d) none of the “bad actor” disqualification events contained in Rule 506(d) of Regulation D apply to any pertinent person or entity in the offering; and (e) the Company filed the Form D notice in a timely manner with all applicable securities regulators, both state and federal.

Item 3.03.	Material Modification to Rights of Security Holders

Third Amended and Restated Operating Agreement of Lincolnway Energy, LLC

Effective as of March 30, 2020, the Company entered into the Third Amended and Restated Operating Agreement.  The material terms of and changes made in the Third Amended and Restated Operating Agreement were previously disclosed to the members of the Company in the “PROPOSALS TO AMEND OUR OPERATING AGREEMENT” section of the Company’s 2020 Proxy Statement, filed with the SEC on February 28, 2020, incorporated herein by reference.  These changes were approved by the members of the Company at the Special Meeting of the members on March 23, 2020, as disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 27, 2020.  For additional information on these changes, please see the “PROPOSALS TO AMEND OUR OPERATING AGREEMENT” section of the Company’s 2020 Proxy Statement filed with the SEC on February 28, 2020.

Fourth Amended and Restates Operating Agreement of Lincolnway Energy, LLC

Effective as of April 1, 2020 the Company entered into the Fourth Amended and Restated Operating Agreement.  The adoption of the Fourth Amended and Restated Operating Agreement was a condition precedent to HALE’s obligations under the MUPA and enacts, in part, the changes contemplated by the Memorandum of Terms between the Company and Husker Ag dated February 6, 2020, the full terms of which were previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2020.  The Fourth Amended and Restated Operating Agreement contains material changes from the Third Amended and Restated Operating Agreement, including the following:

•
The Fourth Amended and Restated Operating Agreement provides for two new classes of units in the Company: Class A Units and Class B Units.  Effective as of April 1, 2020, HALE, LLC holds all Class A Units and is the sole Class A Member.  The holders of these units, the Class A Member and Class B Members, respectively, will share in operating distributions of the Company on the same basis as other Members and will have the same number of votes as other Members on issues presented to all Members.  The Class A Member and Class B Members, however, have certain rights that are not shared by the holders of the Company’s preexisting units—now called “Common Units.”  These rights include, among other things, the following:

o
a liquidation preference, as set forth in Section 10.2 of the Operating Agreement, pursuant to which in the event of a liquidation (or Deemed Liquidation) the Class A Member and Class B Members will receive the return of their capital contributions, reduced by the amount of distributions received, prior to the Common Members receiving anything. A “Deemed Liquidation” is defined in Section 10.3 of the Operating Agreement and includes a sale of all or substantially all of the Company’s assets in a single transaction or a series of transactions or a merger or consolidation of the Company with any other company or other transaction in which the holders of the Company’s voting power prior to the transaction will hold less than 50% of the voting power of the surviving entity; and

o
a class voting provision, providing that the Company cannot alter any provision of the Certificate of Organization or Operating Agreement if it would adversely alter the rights, preferences, privileges or powers of or restrictions on the Class A Units or Class B Units without the majority vote of the outstanding units affected thereby.

•
The Class A Member has special approval rights, meaning that the Company cannot take any of the following actions without the approval of the majority of the outstanding Class A Units, which, as set forth in Section 4.17 of the Operating Agreement, include the following:

o
create or authorize the creation of or issue any other security convertible into or exercisable for any equity security, having rights, preferences or privileges senior to or on parity with the Class A Units, or increase the authorized number of Class A Units;

o	approve any merger, sale of assets or other reorganization or acquisition;

o
approve the purchase, redemption or other acquisition of any Common Units of the Company, other than repurchases pursuant to unit restriction agreements approved by the Company’s board of directors upon termination of a consultant, director or employee;

o	declare or pay any distribution with respect to any capital units prior to the Class A Units (except as otherwise provided in the Fourth Amended and Restated Operating Agreement);

o	incur or guaranty indebtedness for borrowed money in excess of $25,000,000;

o	create or hold capital units in any subsidiary that is not a wholly-owned subsidiary or dispose of any subsidiary units or all or substantially all of any subsidiary assets;

o	increase or decrease the size of the Company’s board of directors;

o	make any material change to the Company’s business, or

o	approve the liquidation or dissolution of the Company.

•
As described in Section 7.1(b) of the Operating Agreement, the Class A Member has certain preemptive rights, including the right to acquire its pro rata portion of any future issuances of units in the company—other than the offering and issuance discussed herein at “Item 8.01.Other Events” made to certain preexisting members of the Company—meaning that the Class A Member is protected from dilution of its interest by the issuance of additional units so long as it elects to exercise the preemptive right.

•
The Company’s board of directors has been substantially restructured.  Previously the Company’s board of directors had nine members split into three separate classes, each elected for staggered three-year terms.  As of March 31, 2020, the Company had eight directors in office, and one vacancy.  Now the Company’s board of directors is composed of seven directors, four of whom are appointed solely by the Class A Member and are called “Class A Directors”, and three of whom are nominated and elected by the Common Members and Class B Members collectively and are called “Elected Directors”.  The Class A Directors serve until they resign, or the Class A Member removes them.  The Elected Directors, other than those presently in office as of the date the Fourth Amended and Restated Operating Agreement was entered into, will generally be arranged into three classes, with one director in each class, each elected for staggered three-year terms.

o
Additional information on the four new Class A Directors and their compensation package is provided herein at “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”.

o
Additional information on the members of the Company’s board of directors who resigned as part of the transactions discussed herein, to provide for the new Class A Directors, is provided herein at “Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”.

o
The Elected Directors are three persons who were already members of the Company’s board of directors.  They are Jeff Taylor, Bill Couser, and Rick Vaughan.  Jeff Taylor will continue serving as an Elected Director until the 2022 annual meeting of the members, at which time he will be eligible for election to a three-year term expiring in 2025.  Bill Couser will continue serving as an Elected Director until the 2022 annual meeting of the members, at which time he will be eligible for election to a two-year term expiring in 2024, with three-year terms available thereafter.  Rick Vaughan will continue serving as an Elected Director until the 2023 annual meeting of the members, at which time he will be eligible for election to a three-year term expiring in 2026.  Additional Information on the three Elected Directors is available in Part III, Item 10 of the Company’s Periodic Report on Form 10-K/A, filed with the SEC on January 28, 2020.

•
The quorum requirements for meetings of the Company’s members have been changed such that members represented in person or by proxy or written ballot at any meeting of the members holding at least twenty-five percent of the outstanding units (which shall include Members holding at least twenty-five percent of the outstanding Common Units and Class B Units, in the aggregate and, with respect to any matter upon which the Class A Units are entitled to vote, shall include Members holding at least twenty-five percent of the outstanding Class A Units) shall constitute a quorum.

•
The Fourth Amended and Restated Operating Agreement contains modifications to various provisions to expressly authorize and provide for “virtual” meetings of the members to take place by means of remote communications.

The foregoing descriptions of the Third Amended and Restated Operating Agreement and Fourth Amended and Restated Operating Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Third Amended and Restated Operating Agreement and Fourth Amended and Restated Operating Agreement which are filed as Exhibits 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

Item 5.01.	Changes in Control of Registrant

On April 1, 2020, upon the Company’s entry into the Fourth Amended and Restated Operating Agreement and issuance of the Class A Units to HALE pursuant to the terms of the MUPA, and in connection with the execution of the Management Agreement, a change of control occurred in the Company.  Upon the occurrence of those events, HALE obtained control of the Company, which control was assumed from the Common Members of the Company who previously controlled it.  Pursuant to the issuance of the Class A Units in accordance with the MUPA, the terms of Management Agreement, and the terms of the Fourth Amended and Restated Operating Agreement, HALE’s basis of control is that it presently (a) owns all of the outstanding Class A Units; (b) owns fifty percent of the Company’s outstanding equity securities; (c) has the right, as the sole Class A Member, to unilaterally elect a majority of the Company’s board of directors; (d) has the right to approve or prevent certain corporate actions as discussed herein at “Item 3.03. Material Modification to Rights of Security Holders”; and (e) will appoint persons to act as the Company’s General Manager, Environmental and Safety Manager, Commodity Risk Manager, and to fill such other positions as may be necessary from time to time.  All of the arrangements between HALE as the sole Class A Member, the Company, and the other members regarding the election of directors and other matters are discussed herein at “Item 3.03. Material Modification to Rights of Security Holders” and “Item 1.01. Entry into Material Definitive Agreements”.

HALE obtained control of the Company in consideration of the $5,000,000 investment that it made pursuant to the MUPA in exchange for 42,049 Class A Units, at a per unit price of $118.91.  Husker Ag utilized its existing cash and credit facility and contributed the $5,000,000 to HALE for the purchase transaction.  In addition to this consideration, HALE has agreed to make additional equity investment in the Company to offset any shortfall from the $2,500,000 offering of securities discussed herein at “Item 8.01. Other Events” and as previously discussed and disclosed in (a) the Company’s 2020 Proxy Statement, filed with the SEC on February 28, 2020 and (b) in the body of and Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2020.  Pursuant to this agreement, HALE will contribute cash to the Company in exchange for additional Class A Units in an amount equal to any shortfall in the $2,500,000 that the Company is seeking to raise in the aforementioned offering, thereby guaranteeing that the Company will receive a cumulative total capital infusion of $7,500,000 from these transactions.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Five Existing Directors

In connection with the restructuring of the Company’s board of directors pursuant to the Fourth Amended and Restated Operating Agreement (discussed herein at “Item 3.03. Material Modification to Rights of Security Holders”), five of the Company’s directors resigned, effective April 1, 2020.  These directors were Douglas Moore, James Dickson, Brian Conrad, Timothy Fevold, and Kurt Olson.  These resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Appointment of Four New Class A Directors

In connection with the restructuring of the Company’s board of directors pursuant to the Fourth Amended and Restated Operating Agreement (discussed herein at “Item 3.03. Material Modification to Rights of Security Holders”), four new Class A Directors were appointed to the Company’s board of directors by the Class A Member, HALE, effective April 1, 2020.  The new Class A Directors are Robert Brummels, Dan Heard, James Krause, and Marvin Stech.  All of these individuals are also directors of HALE and Husker Ag.  There are no other arrangements or understandings between any of the new Class A Directors and any other person pursuant to which such director was selected as a director, nor are there any transactions with the new Class A Directors that would be reportable under Item 404(a) of Regulation S-K.  Board committee assignments have not yet been determined.  The Class A Directors will participate in the same compensation plan that the Company’s board of directors has historically used, as disclosed in the “COMPENSATION OF DIRECTORS” subsection of Part III, Item 11 of the Company’s Periodic Report on Form 10-K/A, filed with the SEC on January 28, 2020, incorporated herein by reference.

Item 8.01.	Other Events

As previously disclosed in (a) the Company’s 2020 Proxy Statement, filed with the SEC on February 28, 2020 and (b) in the body of and Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 14, 2020, as soon as practical following the purchase of the new Class A units by HALE, the Company will offer to all its existing members who are accredited investors 21,024 new Class B units, at the price per unit of $118.91.  This offer will be made by way of a private placement memorandum and accredited investor members will be able to subscribe for their pro rata share of Class B units and will also have the opportunity to subscribe for more if not all Class B units are purchased on a pro rata basis.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Preferred Membership Unit Purchase Agreement between Lincolnway Energy, LLC and HALE, LLC

10.2	Amended and Restated Management Services Agreement between Lincolnway Energy, LLC and HALE, LLC

10.3	Third Amended and Restated Operating Agreement of Lincolnway Energy, LLC

10.4	Fourth Amended and Restated Operating Agreement of Lincolnway Energy, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLNWAY ENERGY, LLC

Date: April 3, 2020	By:	/s/ Jeff Kistner
Jeff Kistner
Interim Chief Financial Officer